Management’s Liquidity Plans (Details) - USD ($)	3 Months Ended		12 Months Ended
	Mar. 31, 2019	Mar. 31, 2018	Dec. 31, 2018	Dec. 31, 2017
Management's Plan (Textual)
Net loss	$ (1,103,174)	$ (1,678,290)	$ (8,475,313)	$ (10,323,992)
Accumulated deficit	(39,575,264)		(38,472,090)	$ (29,996,777)
Working capital	$ 1,111,496		$ 212,879
Going concern, description	The Company made a strategic decision to focus on its aerostats, WASP and WASP Lite, and opportunities for those products with military and government customers, resulting in an order valued in excess of $3.8 million which was received in December 2018 and expected to be delivered by the end of 2019. In December 2018 and January 2019, the Company raised over $4,000,000 through stock sales which will provide ample working capital to produce WASP systems. In December 2018, the holders of $5,000,000 in convertible notes exercised their rights to convert to equity, leaving only $2,000,000 in bank debt on the books. As of March 31, 2019, the Company has $1,111,496 in positive working capital, an improvement of more than $800,000 over the working capital balance at the end of 2018.		The Company made a strategic decision to focus on its aerostats, WASP and WASP Lite, and opportunities for those products with military and government customers, resulting in an order valued in excess of $3.7 million dollars which was announced in December 2018. In December 2018 and January 2019, the Company raised over $4,000,000 dollars through stock sales which will provide ample working capital to produce WASP systems. In December 2018, the holders of $5,000,000 in convertible notes exercised their rights to convert to equity leaving only $2,000,000 in bank debt on the books. As of March 1, 2019, the Company has approximately $1,500,000 in positive working capital, an improvement of more than $2,000,000 dollars over the negative working capital balance at the end of 2017.